UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2024

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9900 West 109th Street
Suite 100
Overland Park, KS 66210
(Address of principal executive offices)
(913) 344-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01    Entry into a Material Definitive Agreement.

On September 13, 2024, Compass Minerals International, Inc. (the “Company”) entered into an amendment no. 3 (the “Credit Agreement Amendment”) to the credit agreement dated as of April 20, 2016 (as amended and restated as of November 26, 2019, as further amended and restated as of May 5, 2023 and as further amended as of March 27, 2024 and August 12, 2024, the “Credit Agreement”) among the Company, Compass Minerals Canada Corp., Compass Minerals UK Limited, the other loan parties party thereto, JPMorgan Chase Bank, N.A., as administrative agent and the lenders from time to time party thereto.

The Credit Agreement Amendment extends the deadline under Section 5.01(b) of the Credit Agreement with respect to delivery of the Company’s financial statements for the quarter ended June 30, 2024, together with the accompanying compliance certificate, to November 29, 2024, 152 days after the last day of the quarter ended June 30, 2024.

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference. Capitalized terms used but not defined herein have the meanings ascribed to them in the Credit Agreement Amendment.

On September 13, 2024, Compass Minerals America Inc., Compass Minerals Receivables LLC and PNC Bank National Association (collectively, the “Receivables Financing Agreement Parties”) entered into a fifth amendment (the “Receivables Facility Amendment”) to the receivables financing agreement dated as of June 30, 2020, among the Receivables Financing Agreement Parties (as previously amended, the “Receivables Financing Agreement”).

The Receivables Facility Amendment extends the deadline under Section 8.01(c)(iv) of the Receivables Financing Agreement with respect to delivery of the Company’s financial statements for the quarter ended June 30, 2024, together with the accompanying compliance certificate, to November 29, 2024, 152 days after the last day of the quarter ended June 30, 2024.

The foregoing description of the Receivables Facility Amendment is qualified in its entirety by reference to the full text of the Receivables Facility Amendment, which is filed as Exhibit 10.2 hereto and incorporated herein by reference. Capitalized terms used but not defined herein have the meanings ascribed to them in the Receivables Facility Amendment.

Item 8.01    Other Events.
On September 18, 2024, the Company received a notice of default (the “Notice”) relating to its 6.750% Senior Notes due 2027 (the “Notes”). The Notice was delivered to the Company by Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), pursuant to that certain Indenture, dated as of November 26, 2019, by and among the Company, the Guarantors named therein and the Trustee (the “Indenture”). The Notice states that the Company has defaulted under Section 4.02(a)(2) of the Indenture because the Company failed to timely deliver to the Trustee its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, as required under the Indenture (the “Default”).

As previously reported on the Company’s Notification of Late Filing on Form 12b-25, filed with the SEC on August 9, 2024, the Company was unable to file its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 by the prescribed due date without unreasonable effort or expense because the Company requires additional time to complete amendments to correct misstatements in its (i) unaudited financial statements included in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, (ii) audited financial statements included in its Annual Report on Form 10-K for the period ended September 30, 2023, (iii) unaudited financial statements included in its Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2023 and (iv) unaudited financial statements included in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024.

Pursuant to the terms of the Indenture, the Default will not become an Event of Default (as defined in the Indenture) unless the Company fails to remedy the Default within 90 days after receipt of notice of the Event of Default. If such an Event of Default occurs, then under Section 6.13 of the Indenture, the Company must pay additional interest on the principal amount of the Notes at a rate equal to 0.50% per annum (the “Reporting Additional Interest”), which shall accrue to but not including the 180th calendar day from such Event of Default (or such earlier date on which the Event of Default has been cured or waived). The Reporting Additional Interest shall not begin accruing until the Company fails to comply with Section 4.02(a) for a period of 60 calendar days after written notice of such failure is given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of outstanding Notes. The Reporting Additional Interest is the only remedy under the Indenture for 180 calendar days after such Event of Default occurs.

As of the date hereof, the Company had $500 million principal amount of Notes outstanding.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit Description
10.1
Amendment No. 3, dated September 13, 2024, to the Credit Agreement dated as of April 20, 2016 as amended and restated as of November 26, 2019, as further amended and restated as of May 5, 2023, as further amended as of March 27, 2024 and as further amended on August 12, 2024, among Compass Mineral International, Inc., Compass Minerals Canada Corp., Compass Minerals UK Limited, JPMorgan Chase Bank, N.A., as administrative agent and the lenders from time to time party thereto.

10.2
Fifth Amendment dated September 13, 2024, to the Receivables Financing Agreement dated as of June 30, 2020, among the Receivables Financing Agreement Parties (as previously amended), by and among Compass Minerals America Inc., Compass Minerals Receivables LLC and PNC Bank National Association.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: September 19, 2024	By:	/s/ Jeffrey Cathey
Name: Jeffrey Cathey
Title: Chief Financial Officer